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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  March 1, 2000


                        PAREXEL INTERNATIONAL CORPORATION
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     MASSACHUSETTS                  0-27058                     04-2776269
     -------------                  -------                     ----------
    (State or Other          (Commission File Number)          (IRS Employer
    Jurisdiction of                                         Identification No.)
     Incorporation)

    195 WEST STREET, WALTHAM, MASSACHUSETTS                               02451
    ---------------------------------------                               ------
    (Address of Principal Executive Offices)                          (Zip Code)

    Registrant's telephone number, including area code           (781) 487-9900

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On March 1, 2000, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.        EXHIBIT

99.1               Press release of the Company dated March 1, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAREXEL International Corporation


Dated: March 9, 2000                      by: /s/William T. Sobo, Jr.
                                              --------------------------------
                                              William T. Sobo, Jr.
                                              Senior Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Clerk



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                                  EXHIBIT INDEX


Exhibit No.            Description

99.1                   Press release of the Company dated March 1, 2000.